EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Employers Holdings, Inc.
Investor Presentation
August, 2008
Exhibit 99.1

America's small business insurance specialist.®

EIG LISTED NYSE

This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2007, our Form 10-Q for the first and second quarters of 2008 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor
Relations” section of our website at www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2007, our Form 10-Q for the first and second quarters of 2008 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”, "should”,
"could" or "may”. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.
All forward-looking statements made in this presentation, related to the anticipated acquisition of AmCOMP, Incorporated (AmCOMP) or otherwise, reflect
EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. The following factors, among others, could cause or contribute to such material differences: failure to satisfy any of the conditions of closing, including the failure to obtain AmCOMP stockholder approval or any required regulatory approvals; the risks that
EMPLOYERS and AmCOMP's businesses will not be integrated successfully; the risk that EMPLOYERS will not realize estimated cost savings and synergies; costs relating to the proposed transaction; and disruption from the transaction making it more difficult to maintain relationships with customers, employees, agents or producers. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2008 EMPLOYERS. All rights reserved. EMPLOYERS and America’s small business insurance specialists are registered trademarks of Employers Insurance Company of Nevada. Workers’ compensation insurance and services are offered through Employers Compensation
Insurance Company and Employers Insurance Company of Nevada.
Safe Harbor Disclosure

EMPLOYERS
America's small business insurance specialist.®

EIG LISTED NYSE

Business
• Specialty provider of workers’ compensation
 insurance
• Coverage required by statute
 • Medical, temporary/permanent indemnity, death
Geographic
• 12 states, headquarters Reno, NV
 • Market leading presence in California and Nevada
 • Unique markets by state and area
Customers
• Small “main street” businesses
 • 35,299 in force policies with $8,464 average policy size
 at June 30, 2008
• Low-to-medium hazard exposure industries
 • Top classes include restaurants, physicians, dentists,
 clerical, retail stores
• Distribution through agents and strategic partners
$50 billion
per year
industry
(2007, A.M. Best)
Highly
focused
business
model
Operate in
48% of total
market
(2007, A.M. Best)
Overview

Key Strengths
	Net Income*	Book Value per Share*
2007	$ 102 Million	$16.21
2006	$ 152 Million	$14.94
2005	$ 94 Million	$12.14
* Adjusted for the Loss Portfolio Transfer
(LPT) - see Appendix and SEC Filings
• Established enterprise with consistently strong performance - 95 year operating history
• Focused operations and disciplined underwriting - attractive, underserved target market segment with growth opportunities
• Unique and long-standing strategic distribution relationships - resulting in higher retention
• Financial strength and flexibility - strong balance sheet, conservative reserving, negligible asset exposure to recent sub-prime market dislocations
• Experienced management team with deep knowledge of workers’ compensation -
 average 25 years experience with the ability to manage through challenging operating conditions

EMPLOYERS
America's small business insurance specialist.®

- Target attractive, underserved small business market
- Maintain disciplined risk selection, underwriting, pricing and claims operations
- Focus on underwriting profitability

- Selectively expand into additional markets
- Increase penetration in current markets
- Leverage infrastructure, technology and systems
- Develop existing and new distribution partners

- Manage capital prudently
- Invest in core operations
- Invest in strategic acquisitions
- Return capital to shareholders

EIG LISTED NYSE

FOCUS
GROWTH
CAPITAL
Key Strategies

EMPLOYERS®

America's small business insurance specialist.®

	GROWTH	CAPITAL
• Target attractive, underserved small business market	• Selectively expand into additional markets	• Manage capital prudently
• Maintain disciplined risk selection, underwriting, pricing and claims operations	• Increase penetration in current markets	• Invest in core operations
• Focus on underwriting profitability	• Leverage infrastructure, technology and systems	• Invest in strategic acquisitions
	• Develop existing and new distribution partners	• Return capital to shareholders

EIG LISTED NYSE

FOCUS
Executing our Strategies

EMPLOYERS
America's small business insurance specialist.®

35%
30%
25%
20%
15%
10%
5%
0%
$10,000 and under
$10,001 to $25,000
$25,001 to $50,000
$50,001 to $100,000
$100,001 to $500,000
$500,001 to $1,000,000
$1,000,001 and above

EMPLOYERS: $299 Million In Force Estimated Annual Premium as of 6/30/08

EIG
LISTED
NYSE

Focus: Attractive Small Business Market
• U.S. Small Business Administration
 – 26.8 million small businesses in
 2006
 – More new business creation than
 closures in 2006
 • Two thirds of new firms survive at
 least two years; 44% at least four
 years
 – Create 60% to 80% of net new jobs
 – Share of employment remains
 steady as some grow into larger
 firms
 – Small businesses employ about half
 of U.S. workers
• Proven business model
• Significant room for growth
• In-depth market knowledge
Reduced reliance on
any one policyholder
Specialty provider for small businesses
   Underserved by large carriers
   Less price sensitivity
   Strong persistency

America's small business insurance specialist.®

EIG
LISTED
NYSE

Risk Selection
Expertise
Strong Underwriting
Culture
Focused
Guidelines and
Consistent
Automated
Approach
Disciplined
Underwriting
Pricing of Individual
Risks
Local Knowledge
Focus: Disciplined Underwriting

EMPLOYERS
America's small business insurance specialist.®

Focus: Disciplined Risk Selection

% of Premiums Written, 12/31/07	% of Premiums Written, 12/31/06
EMPLOYERS	**Industry (1)**

7%
0%
10%
10%
24%
13%
36%

Hazard Group A
Hazard Group B
Hazard Group C
Hazard Group D
Hazard Group E
Hazard Group F
Hazard Group G

Lower Risk
Higher Risk

Hazard Groups A through D

EMPLOYERS = 83% Industry = 56%

5%
4%
19%
14%
20%
26%
12%

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).

Focus on low to medium hazard risks allows us to optimize risk selection and pricing adequacy

8
EIG LISTED NYSE

Focus: Disciplined Risk Selection
EMPLOYERS further differentiates risks within industry-defined customer classes
A	Restaurants	6.4
C	Physicians and Clerical	5.8
B	Wholesale Stores	4.8
B	Retail Stores	3.0
B	College Employees	2.6
C	Clothing Manufacturers	2.4
C	Clerical Office Employees	2.3
D	Machine Shops	2.2
D	Automobile Services	1.8
C	Dentists/Dental Employees	1.8
	Total Top 10	33.1
NCCI
Hazard
Group
% of Direct
Written
Premium
Top 10 Classes in 2007

Focus: Superior Claims Management
• In-house medical management staff help coordinate care and manage medical costs
 – URAC accreditation in case management and utilization review
• Comprehensive fraud program
 – $10 million savings in 2007
• Rigorous quality assurance processes ensure compliance with best practices and regulatory requirements
• Dedicated subrogation unit with recoveries over $2 million in 2007
• Savings in excess of $2.5 million in 2007 through pharmacy benefit management program
• Claims professionals average over a decade of experience

EMPLOYERS
America's small business insurance specialist.®

100%
75%
50%
25%
0%
75.2%
56.4%
61.4%
58.3%
37.9%
46.5%
2002
2003
2004
2005
2006
2007
Losses & LAE
Industry Losses & LAE Ratio

EIG
LISTED
NYSE

Focus: Delivering superior loss ratios
Consistently lower Losses and LAE ratios than the industry
(Before the Loss Portfolio Transfer - see
APPENDIX)
A.M. Best, “Aggregates and Averages”

EMPLOYERS
America's small business insurance specialist.®

FOCUS

- Target attractive, underserved small business market
- Maintain disciplined risk selection, underwriting, pricing and claims operations
- Focus on underwriting profitability

- Selectively expand into additional markets
- Increase penetration in current markets
- Leverage infrastructure, technology and systems
- Develop existing and new distribution partners

CAPITAL

- Manage capital prudently
- Invest in core operations
- Invest in strategic acquisitions
- Return capital to shareholders

EIG LISTED NYSE

GROWTH
Executing our Strategies

EMPLOYERS
America's small business insurance specialist.®

WI
MI
NY

1.3%
1.3%
1.0%
2.1%
1.0%
2.3%
3.5%
13.9%
73.6%

EIG
LISTED
NYSE

California
Arizona
Montana
Other
Utah
Nevada
Colorado
Illinois
Idaho
2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI
Direct Premiums Written (%) at 6/30/08
2008
Growth: Selectively Expanding Footprint

EMPLOYERS
America's small business insurance specialist.®

700
600
500
400
300
200
100
0
2002-2007 CAGR = 13%
187
298
418
440
387
339
149
2002
2003
2004
2005
2006
2007
YTD 6/30/08

EIG LISTED NYSE

• 2002 - 2007 NPW CAGR of 13%
• Top line challenged by prior rate
 decreases in California, economic
 slowdown in Southern Nevada and
 increasing competition in some markets
• Outlook:
 – EMPLOYERS California rate change
 (- 4.5% effective 9/15/07) will roll
 through Q 3, 2008
 – California advisory pure premium rates
 stable since July, 2007
 – California Rating Bureau (WCIRB) is
 recommending pure premium rate
 increase of 16% for 2009
 – APPLYING DISCIPLINE: Will not grow
 top line at the expense of bottom line
 profitability
Growth: Top Line
$ million
Net Premiums Written

EMPLOYERS
America's small business insurance specialist.®

Policy Count CAGR = 7.3%
700
600
500
400
300
200
100
0
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2002
2003
2004
2005
2006
2007
Trailing 12 Months 6/30/08
In Force Policies
Net Premiums Written

EIG LISTED NYSE

$ million
# policies
• Strong in force policy growth
 – Strong sales and marketing efforts
• 2008 TTM* gain a healthy 10.6%
 – 13% in California, our largest market
 – 37% in states other than California
 and Nevada
• Maintaining underwriting discipline
 – Focused operations
 – 90% of total policy count in Hazard
 Groups A through D
 – Top ten customer classes: 100% in
 Hazard Groups A through D were
 42% of total 6/30/08 policy count
Growth: Increasing market penetration
* trailing twelve months

EMPLOYERS
America's small business insurance specialist.®

2002
2003
2004
2005
2006
2007

EIG
LISTED
NYSE

Responsible Organic Growth
Substantive M & A Growth
Purchase
Fremont Book
of Business
Purchase
AmCOMP
Incorporated
Net
Premiums
Written
• Excellent strategic fit
• Immediate growth in
 premium volume
 – Introduction of A- rated
 paper
• Increased scale
 – 15 new states
 – Diversified earnings
• Meaningful synergies
 – $10 million by year 3
 – Leverage best practices
• Financial benefits
 – Deploy capital in core
 assets with history of
 profits
 – Accretive to EPS / ROE
2007
Pro Forma
(EMPLOYERS,
$339 M and
AmCOMP,
$221 M)
Pending acquisition of AmCOMP
Growth: Organic and Strategic

America's small business insurance specialist.®

WI
MI
NY

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI
EMPLOYERS
AmCOMP
Overlap
California
Indiana
3%
Texas
Other
44%
11%
17%
11%
5%
6%
Wisconsin
Nevada
Florida
Tennessee
3%
EMPLOYERS is building national scale with local knowledge
Pro Forma with AmCOMP Acquisition
Direct Premiums Written (%) at 12/31/07
Growth: Selectively Expanding Footprint

• Scalable business model
 – Increasing policy count per full time employee
 •  7.4% increase in this measure from 2006 to 2007
• Increasing the ease of doing business
 – Highly automated underwriting system - EACCESS
 • Electronic submission and review of applications
 • Includes underwriting guidelines and standards
 • Average small policy size requires automation
• Initiatives
 – Continuing roll-out of EACCESS to agents
 – Building scale
Growth: Leverage Infrastructure, Technology and Systems

EMPLOYERS
America's small business insurance specialist.®

- ADP
- Wellpoint
- E-chx / Granite
- Intego Services
- Wells Fargo

EIG LISTED NYSE

Independent Agents and Brokers
Strategic Partnerships
Industry Focused
• California Restaurant
 Association provider of choice
• California Medical Association
 sponsorship
• Over 900 in place
• Strong relationships
 with agents
Restaurants and physicians
are our top two classes of
customers
Growth: Unique Distribution Network

EMPLOYERS®
America's small business insurance specialist.®

ADP
Automatic Data Processing, Inc.

WellPoint®

Granite Insurance Brokers

E-chx, Inc.
Payroll Solutions

INTEGO

Wells Fargo

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LISTED
NYSE

Strategic Partnerships
• Provide a distribution
 advantage
 – Expand market reach
 – Significant knowledge
 of local markets
• Result in high
 persistency
• Contribute about
    one-third of direct
 premiums written
• Largest payroll services company in the U.S. with over
 450,000 clients
• Partner since 2002 - business originated by ADP’s field sales staff and insurance agency with “Pay-by-Pay” premium
 collection
• Largest group health carrier in California - exclusive
 relationship
• Partner since 2002 - business originated by Wellpoint’s health insurance agents with a single bill to customers
• Use medical provider network
• Specialty provider of payroll services / insurance broker
• Partner since Q 4 2006, expanded alliance in 2008
• Provider of insurance software services
• Partner since Q 4 2007
• Small business payroll services
• Program since Q 2 2008
Growth: Increasing Points of Access

EMPLOYERS®
America's small business insurance specialist.®

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
6/30/2008
Overall retention
Strategic Markets

EIG
LISTED
NYSE

• Overall retention mid to
 high 80s
• Strategic partnerships
 historically low 90s
• Slightly lower but strong
 retention in 2008
Growth: Strong retention rates
Strategic partnerships maintain higher retention rates

EMPLOYERS
America's small business insurance specialist.®

FOCUS

- Target attractive, underserved small business market
- Maintain disciplined risk selection, underwriting, pricing and claims operations
- Focus on underwriting profitability

GROWTH

- Selectively expand into additional markets
- Increase penetration in current markets
- Leverage infrastructure, technology and systems
- Develop existing and new distribution partners

- Manage capital prudently
- Invest in core operations
- Invest in strategic acquisitions
- Return capital to shareholders

EIG LISTED NYSE

CAPITAL
Executing our Strategies

EMPLOYERS
America's small business insurance specialist.®

800
600
400
200
0
'02 - '07 CAGR = 27%
215
339
431
531
640
698
461
2002
2003
2004
2005
2006
2007
6/30/2008

EIG
LISTED
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Strong
Underwriting
Leverage
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
Position of
Financial Strength
• Strong growth in statutory surplus provides a solid
 basis for underwriting
 – $275 million extraordinary dividends to parent as of
 6/30/08
• 0.7 : 1 NPW / statutory surplus ratio at 6/30/08
• Financial Strength Rating of A- (Excellent) by A.M.
 Best
($ million)
Operating Company Surplus
Capital: Manage Capital Prudently

• Holding Company Leverage
 – $150 million Amended and Restated Secured Revolving Credit Facility (Wells Fargo)
 through April 30, 2009 for acquisition costs and general corporate purposes
 • After April 30, 2009 - $50 million
 – Currently no borrowings
 – Debt to total capital to continue below rating agency requirements
• Liquidity
 – Holding company liquidity above requirements for expenses and capital management programs
 – Allows access to financial markets
 – Conserving cash since Q 4 2007 for acquisition and general corporate purposes
Holding Company Position of Financial Strength
Capital: Manage Capital Prudently

EMPLOYERS
America's small business insurance specialist.®

$69.2
$37.6
$78.1
$107.1
$60.0
$28.3
2003
2004
2005
2006
2007
YTD
6/30/08

EIG
LISTED
NYSE

• Track record of reserve strength ($ million)
Reserve Review
Reserve Development
Net reserves for workers’ comp industry estimated to be deficient by $2 Billion at 12/31/07 (1)
(1) NCCI, “2008 State of the Line”
Net Calendar Year Reserve Releases
for Prior Accident Years
Capital: History of Reserve Strength
• Quarterly evaluation of prior year reserves
 and current year loss picks
• Consider point estimate of independent
 consulting actuary
 – Twice annually
• Results from senior management to Board
 Audit Committee
• OUTLOOK:
 – Going forward, we expect current AY loss
 picks to be closer to consulting actuary
 estimates

EMPLOYERS
America's small business insurance specialist.®

Equities 5.4%
Asset-backed Securities 1.1%
U.S. Treasury Securities 8.8%
U.S. Agency Securities 9.6%
Commercial Mortgage-backed Securities 2.5%
Mortgage-backed Securities 10.0%
Tax-exempt Municipal Securities 50.9%
Corporate Securities 11.7%

EIG LISTED NYSE

• $1.7 billion portfolio of invested
 securities
 - Less than .02% related to
 sub-prime
 - Less than 6% related to
 financials
• Approximately 87% AA rated
• Book yield of 4.27%
• Tax equivalent book yield of 5.16%
• Effective duration of 5.54
• Outsourced to Conning Asset
 Management
Portfolio Mix at 6/30/08
Capital: High Quality Investment Portfolio

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

• Maintain a high quality reinsurance
 program
 – Focus on select small business
 provides a natural dispersion of
 exposure across markets
• Long-term relationships with lead
 reinsurers
• 100% rated A or better
• Priced annually, effective
 7/1/2008
• Limits of $200M
• Retention of $5M
• Catastrophe excess of
 loss includes maximum any
 one life of $10M
• Includes terrorism, excludes
 nuclear, biological,
 chemical, and radiological
Program Structure
Capital: High Quality Reinsurance

EMPLOYERS
America's small business insurance specialist.®

600
500
400
300
200
100
0
$581
$410
$438
$393
$347
$298
$180
$156
$44
$57
$65
$70
$88
$91
2002
2003
2004
2005
2006
2007

EIG
LISTED
NYSE

Statutory Surplus
• Generating capital to support
 growth
• Cost containment initiatives
 – Underwriting and other
 operating expenses have been
 flat YTD at 6/30/08
 – Minimal hiring in 2008
 – Extensive budget review
• Redeploying capital in profitable
 operations
 – Purchase price of AmCOMP -
 equity value of $194 million,
 $230 million including net debt
 assumed
2002-2007 Underwriting/Other Op Exp CAGR 15.6%
Increased staffing for
public reporting
Acquisition of Fremont book
2002-2007 Net Premiums Earned CAGR 14.0%
Investing in the Future
Assuming
acquisition of
AmCOMP*
2007 Pro
Forma*
* Pro Forma numbers from Form 8-K filed with the SEC May 2, 2008 (Includes one-time expenses such as options settlements and severance benefits)
$ million
Capital: Investing in Operations

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

• $0.06 per share quarterly to date
• Approximately $12 million per year
• Future dividends subject to Board
 approval
• Repurchased $75 million (3.9 million
 shares) in 2007
• $100 million authorized in February
 2008 through June 30 2009
 – $7 million YTD at June 30, 2008
 – $3.8 million in July of 2008
 – Since Q 4, 2007, we have been
 conserving cash for the pending
 acquisition and for general corporate
 purposes
Shareholder Dividends
Share Repurchases
EMPLOYERS returned 83% of 2007 net income to shareholders
Capital: Return Capital to Shareholders

EMPLOYERS
America's small business insurance specialist.®

24.6%
9.4%
75.2%
19.0%
18.9%
56.4%
16.0%
13.5%
61.4%
16.0%
10.7%
58.3%
22.3%
12.3%
37.9%
26.3%
12.8%
46.5%
29.9%
13.6%
42.8%
2002
2003
2004
2005
2006
2007
YTD 6/30/08
Loss & LAE Ratio Before the LPT
Commission Expense Ratio
Underwriting & Other Operating Expense Ratio

EIG LISTED NYSE

Calendar Year Combined Ratio Before the LPT
Underwriting model
targets a 100% combined
ratio and a 12-13% return
84.9%
72.6%
85.6%
(LPT is 10%)*
(LPT is 4.9%)
(LPT is 5.2%)

(LPT is 12%)*
(LPT is 16.8%)*
(LPT is 5.5%)*
100.9%
94.3%
90.9%
* Including reserve adjustments
86.3%
(LPT is 6.3%)
Results: Consistently Profitable Underwriting

EMPLOYERS
America's small business insurance specialist.®

'02 - '07 CAGR 56.1%
200
150
100
50
0
11
46
73
94
152
102
44
2002
2003
2004
2005
2006
2007
YTD 6/30/08

80
60
40
20
0
13
16
72
50
23
26
25
27
21
23
Q 1 2006
Q 2 2006
Q 3 2006
Q 4 2006
Q 1 2007
Q 2 2007
Q 3 2007
Q 4 2007
Q 1 2008
Q 2 2008

EIG LISTED NYSE

YEAR	EPS Before LPT (1)
2002	$ 0.22
2003	$ 0.92
2004	$ 1.46
2005	$ 1.88
2006	$ 3.04
2007	$ 1.98
YTD 6/30/08	$ 0.88
$ million
$ million
Annual Net Income Before LPT
Quarterly Net Income Before LPT
(1) 50,000,002 shares prior to February 5, 2007.
 51,757,057 diluted shares in 2007.
 49,545,264 diluted shares in 2008.
Results: Continuing Profits

EMPLOYERS
America's small business insurance specialist.®

'02 - '07 CAGR = 18%
800
600
400
200
0
351
424
516
607
747
804
814
2002
2003
2004
2005
2006
2007
6/30/2008

'02 - '07 CAGR = 18%
$20
$15
$10
$5
$0
$7.02
$8.49
$10.32
$12.14
$14.94
$16.21
$16.53
2002
2003
2004
2005
2006
2007
6/30/2008

EIG
LISTED
NYSE

YEAR	Adjusted ROE (3)
2002	3.1%
2003	10.9%
2004	14.1%
2005	15.5%
2006	20.4%
2007	12.7%
YTD 6/30/08	5.3%
(1) Shareholder’s equity including deferred gain related to the LPT
(2) Shareholder’s equity including deferred gain related to the LPT; 50,000,002 pro forma shares before February 5, 2007
(3) Net Income Before the LPT, equity includes deferred gain related to the LPT - equity in the ROE calculation is averaged for the period
Shareholder’s Equity (1)
Book Value per Share (2)
$ million
$ million
Results: Increasing Shareholder’s Equity, Book Value per Share,
 Double Digit ROE

EMPLOYERS
America's small business insurance specialist.®

Executing our Strategies

- ✓ Strong persistency
- ✓ Superior loss ratios
- ✓ Solid earnings
- ✓ Increasing shareholder's equity and book value per share
- ✓ Double digit ROEs

EIG LISTED NYSE

Investment Considerations
FOCUS on core operations
Organic / Strategic GROWTH
Prudent CAPITAL Management
• Established enterprise with
 consistently strong performance
• Focused operations and disciplined
 underwriting
• Unique and long-standing strategic
 distribution relationships
• Financial strength and flexibility
• Experienced management team with
 deep knowledge of workers’
 compensation

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS®

EIG
LISTED
NYSE

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
10375 Professional Circle
Reno, NV 89521
(775) 327-2700
Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Appendix

EMPLOYERS
America's small business insurance specialist.®

Workers' Compensation, $50 B, 10%
Fire & Allied Lines, $33.5 B, 7%
Commercial Auto, $28.6 B, 6%
Commercial Multiple Peril, $35.1 B, 7%
Other Liability (including Product & Medical Malpractice), $66.1 B, 14%
All Other Lines, $274.4 B, 56%

18.1%
6.2%
5.5%
5.4%
5.2%
4.6%
CA
FL
TX
IL
NY
PA
Other

EIG LISTED NYSE

All other
states less
than 4%
• $50 billion market (1)
 – California 18% of total workers’ compensation premiums (2)
Direct Written Premiums,
Commercial Property & Casualty Market (1)
(1) A.M. Best - Best’s State/Line - P/C US (data on-line as of 7/23/08)
(2) A.M. Best, 2007 Data
Direct Written Premiums,
Commercial Property & Casualty Market,
State Percent of Total Workers’ Compensation Market (2)
Workers’ Compensation

EMPLOYERS
America's small business insurance specialist.®

2000

EIG
LISTED
NYSE

State Workers
Compensation Fund
established in
Nevada
History
2007
2002
2005
Privatization: EICN
assumed assets,
liabilities and
operations of Fund
Entry into California,
the largest WC market
in the U.S. (and four
other states)
Formation of
mutual holding
company
Demutualization and
IPO - entry into
Florida, Illinois and
Oregon
Pending AmCOMP
acquisition: enter 15
additional states
1913
2008
Top 25 private
U.S. workers’
compensation
provider
(2007, A.M. Best)

America's small business insurance specialist.®

EIG LISTED NYSE

Contract
$ millions
Total Coverage	$2,000

Original Reserves Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 9/30/2007	$602.5
Accounting at 9/30/07
$ millions
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(186.9)

GAAP: Deferred Reinsurance Gain - LPT Agreement	$415.6
• Retroactive 100% quota share reinsurance coverage for all losses occurring prior to 7/1/95
• Gain on transaction booked as statutory surplus; deferred and amortized under GAAP
• Youngest claim is 13 years old, 3754 claims open as of 6/30/08 with, on average, approximately
 6% closing each year
Loss Portfolio Transfer (LPT)
• Non-recurring transaction with no ongoing cash benefits or charges to current operations

EMPLOYERS
America's small business insurance specialist.®

$20
$15
$10
$5
$0
120%
100%
80%
60%
40%
20%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Earned Premium
Incurred Losses
Loss Ratio

EIG LISTED NYSE

Premium and Incurred Losses
EMPLOYERS entry
Reform
2007 and 2008 -
increasing
competition
73.6% of Premium: California

America's small business insurance specialist.®

EIG LISTED NYSE

California Rate Setting Process
Rate Setting Process Example
Filed Loss Costs Estimate	65
+ or - adjustment	-7.5%
Revised Loss Costs Estimate	60
X LCM	166%
Revised Filed Rates	100
Schedule Credits	-5
Effective Rates	95
• Key Terms: Loss Costs (losses only; also referred to as Pure Premium); Lost Cost Multiplier (LCM); Filed Rate;
 Schedule Credit/Debit; Effective Rate
• WCIRB recommendations to the Commissioner are based on study of approximately 86% of the industry “loss costs”
  - Annually by class of business
  - Interim studies in aggregate
• Commissioner can accept, reject or modify WCIRB findings
• Companies then accept, reject or modify the Commissioner’s recommendations; if they accept or modify they file new rates that are the product of revised pure loss cost estimates X LCM’s required to cover their total costs by class of business
• Companies also file rate deviation plans or schedule credits
• These schedule credits are applied to modify filed rates to individual policy or group requirements to arrive at
 “effective rates”

EMPLOYERS®

America's small business insurance specialist.®

Selected Operating Results

Income Statement ($ million except per share data)	2005	2006	2007	YTD 6/30/08
Gross Written Premium	$ 458.7	$ 401.8	$ 350.7	$ 154.8
Net Written Premium	439.7	387.2	338.6	149.5
Net Earned Premium	438.3	393.0	346.9	149.7
Net Investment Income	54.4	68.2	78.6	37.4
Net Income	137.6	171.6	120.3	52.9
Net Income Before LPT	93.8	152.2	102.2	43.5
Pro Forma EPS Before LPT		$ 3.04*	$ 1.97*	
Balance Sheet ($ million)	**2005**	**2006**	**2007**	**YTD 6/30/08**
Total Investments	$1,595.8	$1,715.7	$1,726.3	$1,707.3
Cash and Cash Equivalents	61.1	80.0	149.7	152.7
Total Assets	3,094.2	3,195.7	3,191.2	3,148.0
Reserves for Loss and LAE	2,350.0	2,307.8	2,269.7	2,231.2
Shareholders' Equity	144.6	303.8	379.5	398.2
Equity Including LPT Deferred Gain	607.0	746.8	804.5	813.8

* Pro Forma EPS for 2006 assumes 50,000,002 shares outstanding before the conversion. Basic EPS and Diluted EPS round to the same amount for the periods. EPS before the impact of the LPT for the period February 5 through December 31, 2007, has not been calculated. EPS attributable to the LPT was 39 cents in 2006 and 35 cents in 2007.

41

EIG LISTED NYSE

EMPLOYERS
America's small business insurance specialist.®

EIG LISTED NYSE

Employers Holdings, Inc.
Employers
Insurance
Company
of Nevada
Employers
Compensation
Insurance
Company
AmCOMP
Preferred
Insurance
Company
Employers
Occupational
Health, Inc.
AmCOMP
Assurance
Corporation
Elite
Insurance
Services
Pinnacle
Administrative
Company
Pinnacle
Benefits, Inc.
AmSERV,
Inc.
Employers Group, Inc.
Current
Organization
(shaded area)
Organization after Acquisition

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

AmCOMP at a Glance
Key Strengths of AmCOMP
Direct Premiums Written: $101.7 M
Net Premiums Earned: $100.7 M
Net Investment Income: $10.4 M
Net Income: $6.5 M
Combined Ratio: 94.8%
Total Investments: $434.1 M
Total Assets: $655.5 M
Shareholder’s Equity: $163.7 M
YTD 6/30/08
Source: AmCOMP Incorporated Form 10-Q filed with the SEC, August, 2008 and 2007 Form 10-K
(Excluding policyholder dividends
and interest expense)
Growth: Acquisition of AmCOMP is a Natural Extension
• Mono-line workers’ compensation
• Leading market presence in Florida (approximately
 30% of premiums) and meaningful footprint in 17
 other southeast and midwest states
• Disciplined underwriting and pricing culture
 including loss prevention and claims handling
 expertise
• Writes all classes targeting employers with annual
 premiums of $10,000 to $100,000
• Strong, long-term agent relationships
 – Over 900 independent agencies
• Strong reserve position with favorable development
 each of the last 14 years
• Successful track record of expansion and profitable
 growth

EMPLOYERS
America's small business insurance specialist.®

EIG LISTED NYSE

Miscellaneous
Contracting
Manufacturing
Office and
Clerical
36%
18%
32%
Goods and
Services
6%
8%
EMPLOYERS
Miscellaneous
Contracting
Manufacturing
Office and
Clerical
46%
13%
22%
Goods and
Services
10%
9%
Pro forma Combined at 12/31/2007
Miscellaneous
Contracting
Manufacturing
Office and
Clerical
40%
20%
22%
Goods and
Services
9%
9%
AmCOMP
Policyholder mix will shift to include more contractors
Direct Premiums Written: $221 Million
Direct Premiums Written: $346 Million
Direct Premiums Written: $567 Million
Growth: Policyholders by Industry Group